EXHIBIT 99.1


                     IRREVOCABLE VOTING AGREEMENT AND PROXY

     THIS VOTING AGREEMENT (the "Agreement") as of August 22, 2007 is made by and among HARVEY ELECTRONICS, INC., incorporated and existing under the laws of the State of New York (the "Company"), Harborview Master Fund L.P. (the "Shareholder") and Yorkville Advisors, LLC, a Delaware limited liability company ("Yorkville") (collectively the Company, the Shareholder and Yorkville shall be referred to as the "Parties").

                                    RECITALS

     WHEREAS, the Shareholder is a shareholder of the Company;

     WHEREAS, the Shareholder desires to enter into this Agreement, in accordance with Section 609 of the New York Business Corporation Law , for the purpose of granting to Yorkville an irrevocable proxy to exercise certain voting rights of shares of stock of the Company at the special meeting of the shareholders to be held no later than November 21, 2007 (the "Shareholders Meeting").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I
                          SHARES SUBJECT TO AGREEMENT

     1.1 Shares Subject to Agreement. The shares subject to the irrevocable proxy provided in Section 2. are such shares of common stock of the Company (the "Shares") that are:


     (a) As of the date hereof, held in the name of the Shareholder in the amounts set forth opposite the Shareholder's name on Schedule 1 attached hereto;
     (b) As of the date hereof, shares of the Company's Common Stock to which the Shareholder is entitled pursuant to the exercise of warrants and/or options in the amounts as set forth opposite the Shareholder's name on Schedule 1 attached hereto ;
     (c) Any future issuance of voting shares of capital stock of the Company to the Shareholder, provided however, that this Agreement is in effect at the time of such issuance.

     1.2 Adjustment of Shares. In the event that the number of outstanding shares of common stock is increased by a stock dividend, stock split, or similar recapitalization of the Company, any additional shares issued to the Shareholder shall be deemed Shares within the meaning of this Agreement.

                                   ARTICLE II
                                 GRANT OF PROXY



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     2.1 Grant of Proxy.  Upon the execution of this Agreement,  the Shareholder agrees to grant to Yorkville or its assigns or designees, an irrevocable proxy to vote the Shares for the sole and limited purpose of voting at the Shareholders Meeting for (i) the approval of the issuance of shares of the Company's Common Stock in the aggregate, in excess of 19.99% of the outstanding shares of the Company's Common Stock in connection with but not limited to (a)
the  shares  issuable  upon  conversion  of  the  convertible   debentures  (the
"Convertible Debentures") issued pursuant to the Securities Purchase Agreement by and between the Company and YA Global Investments, L.P. ("YA Global") dated August 22, 2007 (the "Securities Purchase Agreement"), (b) the shares of the Company's common stock to be issued upon exercise of the warrant issued to YA Global pursuant to the Securities Purchase Agreement (the "Warrant Shares"), and
(c) any shares of Common Stock issued as Liquidated Damages (as defined in the Registration Rights Agreement by and between the Company and YA Global dated August 22, 2007) (the "Total Transaction Shares"). The proxy herein provided shall be in the same form as Exhibit A to this Agreement.

     2.2 Revocation of Prior Proxies. The Shareholders hereby revoke and cancel any and all proxies in respect of the Shares existing prior to the date of this Agreement.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     Each Shareholder represents and warrants to the other Shareholder, the following:

     3.1 Requisite Power and Authority. The Shareholder has all the necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on
Shareholder's part required for the lawful execution and delivery of this Agreement has been taken. Upon execution and delivery, this Agreement will be valid and binding obligation of Shareholder, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

     3.2 Ownership of Shares. The Shareholder represents and warrants that it is the beneficial owner of the Shares specified in Schedule 1 hereto and that it does not own directly or indirectly, any other shares of common stock of the Company as of the date hereof. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of the voting shares, other than as contemplated by this Agreement.

                                   ARTICLE IV
                            TERMINATION OF AGREEMENT

     4.1 Termination. This Agreement shall terminate upon the casting of all of the proxy votes as contemplated by Section 2.1 above.


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                                   ARTICLE V
                                 MISCELLANEOUS

     5.1 Governing Law/Venue. This Agreement shall be deemed to be made in, governed by, interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of either party hereto, and without giving effect to any choice or conflict of laws provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction .

     5.2 Remedies. The Shareholder shall have all the remedies available to them for breach of this Agreement by law or in equity. The Shareholder further agrees that in addition to all other remedies available at law or in equity, the Shareholder will be entitled to specific performance of the obligations of each party to this Agreement and immediate injunctive relief. The Shareholder also agrees that if an action is brought in equity to enforce a party's obligations, no Shareholder will assert as a defense that there is an adequate remedy at law.

     5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

     5.4 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, constitute the full and entire understanding and agreement between the Parties with regard to the subject matter hereof and no Party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

     5.5 Amendment and Waiver. This Agreement may not be amended or modified.

     5.6 Notices. Any notices or other communications required or permitted hereunder shall be deemed sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows: If to the Company, to: Harvey Electronics, Inc. 205 Chubb Avenue Lyndhurst, NJ 07071 Attention: Telephone: Facsimile:



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With a copy to:           Reed Smith LLP
                          599 Lexington Avenue - 29th Floor
                          New York, NY 10022
                          Attention:       Gerard S. DiFiore, Esq.
                          Telephone:       (212) 549-0936
                          Facsimile:       (212) 521-5450

If to Shareholder:        At such address on the Company's stockholder ledger

If to Yorkville:          Yorkville Advisors, LLC
                          101 Hudson Street - Suite 3700
                          Jersey City, NJ 07030
                          Attention:     Mark Angelo
                          Telephone:     (201) 985-8300
                          Facsimile:     (201) 985-8266

With a copy to:           Yorkville Advisors, LLC
                          101 Hudson Street - Suite 3700
                          Jersey City, NJ 07030
                          Attention:     David Gonzalez, Esq.
                          Telephone:     (201) 985-8300
                          Facsimile:     (201) 985-8266

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

     5.7 Attorneys' Fees. In the event that any dispute among the Parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement.

     5.8 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The execution of this Agreement may be transmitted by facsimile signatures.

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

     5.10 Confidentiality. The Parties agree to keep this Agreement and any related transactions contemplated hereby and thereby confidential, except as may be required by law.




                            [SIGNATURE PAGE FOLLOWS]


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                      [SIGNATURE PAGE TO VOTING AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


COMPANY:
HARVEY ELECTRONICS, INC.

By:      /s/ Joseph Calabrese
         ------------------------
Name:    Joseph Calabrese
Title:   Chief Financial Officer

SHAREHOLDER
HARBORVIEW MASTER FUND, L.P.
By:   Navigator Management Ltd.

By:      /s/Authorized Signatory
         -----------------------
Date:    August 23, 2007

YORKVILLE ADVISORS, LLC

By:      /s/ Mark Angelo
         -----------------------
Name:    Mark Angelo
Title:   President





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                                   SCHEDULE 1

                             [Intentionally omitted]



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                                   EXHIBIT A

                               IRREVOCABLE PROXY


     The undersigned shareholder, holder of the Shares (as determined pursuant to that certain Voting Agreement dated August 21, 2007) of common stock of Harvey Electronics, Inc., incorporated and existing under the laws of the State of New York, does hereby irrevocably appoint Yorkville Advisors, LLC as proxy to vote and otherwise represent the Shares for the following matters:

     1. The approval of the issuance of shares of the Company's common stock in the aggregate, in excess of 19.99% of the outstanding shares of the Company's common stock in connection with but not limited to (a) the shares issuable upon conversion of the convertible debentures (the "Convertible Debentures") issued pursuant to the Securities Purchase Agreement by and between the Company and YA Global Investments, L.P. ("YA Global") dated August 22, 2007 (the "Securities Purchase Agreement"), (b) the shares of the Company's common stock to be issued upon exercise of the warrant issued to YA Global pursuant to the Securities Purchase Agreement (the "Warrant Shares"), and (c) any shares of Common Stock issued as Liquidated Damages (as defined in the Registration Rights Agreement by and between the Company and YA Global dated August 22, 2007) (the "Total Transaction Shares").

     The proxy holder named herein shall represent the undersigned for the purpose of determining a quorum at any shareholders meeting that he attends.

YORKVILLE ADVISORS, LLC

By:-------------------------------
Name:       Mark Angelo
Title:      President


                                   SHAREHOLDER


                                   -----------------------------------------





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